PROJECT PROFILE
Rise on 7 St. Louis Park, MN

PROJECT DESCRIPTION

The AFL-CIO Housing Investment Trust is helping to finance the $40.4 million new construction of the Rise on 7 Apartments in St. Louis Park, MN. Located near the city of Minneapolis, this development will offer 120 units of much-needed, high quality, affordable apartment homes. Residents will enjoy amenities including a community room, computer lab, and outdoor leisure space that will be connected to a first-floor early childhood center.

Located just across the street from the Shoppes at Knollwood, the project will give residents a plethora of options to choose from for shops and dining while also offering a wide range of employment opportunities. The project is also conveniently located within walking distance to many large parks and a large regional hospital is just a few blocks away.

HIT ROLE	The HIT is providing up to $20.6 million in financing through the purchase of tax-exempt bonds issued by the City of St. Louis Park and up to $14.5 million in taxable Ginnie Mae Construction Loan Certificates and a Permanent Loan Certificate. Rise on 7 is part of the HIT’s Midwest@Work Initiative. Since 1991, the HIT has financed 107 projects in Minnesota and 77 projects in the Twin Cities, all built with 100% union construction labor.
SOCIAL IMPACT

In addition to creating the union construction jobs and economic benefits shown below, 100% of the units will be restricted to households ranging from 30% to 60% of Area Median Income (AMI). Six of the units will serve High Priority Homeless single adults. The early childhood center will serve approximately 60 children, with spots being held for residents of the building and low-income households needing subsidy or scholarships.

The project plans to follow the 2021 Minnesota Overlay to Enterprise Green Communities Criteria. The project will require increased efficiency in building envelope, heating and cooling equipment, plumbing and light fixtures. Additional features include an on-site stormwater retention system, charging stations for electric vehicles and rooftop solar. The development will also meet the city’s Green Building Policy that requires that buildings perform 80% more efficiently than the baseline building established by the SB2030 program.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $35.1 Million	Total Development Cost $40.4 Million	120 Units (100% affordable)	264,020 Hours of Union ConstructionWork Generated	$11.3 Million Tax revenue generated	$75.4 Million Total economic benefit

  *Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of June 30, 2022. Economic impact data is in 2022 dollars and all other figures are nominal.

PROJECT PROFILE | Rise on 7 – St. Louis Park, MN

“HIT is excited to partner with Minneapolis labor again to help build stable homes, strong futures and vibrant communities. Rise on 7 will generate new high quality affordable housing, address homelessness and provide early childhood center in the St. Louis Park neighborhood.”

—Paul Sommers, Regional Director AFL-CIO Housing Investment Trust

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

8/2022

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com